TERMINATION AGREEMENT

This TERMINATION AGREEMENT is made as of September 1, 2018 by and among Greenlight Reinsurance, Ltd. (“Greenlight Re”), Greenlight Reinsurance Ireland, Designated Activity Company (“GRIL”), Greenlight Capital Re, Ltd. (“Greenlight Capital Re”), DME Advisors, LLC (“DME LLC”) and DME Advisors, LP (“DME” and together with Greenlight Re, GRIL, Greenlight Capital Re and DME LLC, the “Parties”).
Reference is made to that certain Third Amended and Restated Agreement by and among the Parties dated as of January 1, 2017 (the “JV Agreement”).
WHEREAS, the Parties wish to memorialize their agreement to terminate the JV Agreement as of the Termination Date (as defined below).
NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.Termination of JV Agreement. The JV Agreement shall terminate on the earlier of (i) the date on which all of the assets that are the subject of the JV Agreement are assigned and/or transferred to Solasglas Investments, LP, a Cayman Islands limited partnership (the “Partnership”) as contemplated by the Amended and Restated Exempted Limited Partnership Agreement of the Partnership (the “LPA”) and (ii) January 2, 2019 (such date, the “Termination Date”). As of the Termination Date, the JV Agreement shall be of no further force and effect. This Termination Agreement constitutes an amendment to the JV Agreement in order to effectuate the termination described herein.
2.Treatment for U.S. Tax Purposes. The Parties agree that (i) the JV Agreement was treated as a partnership for U.S. federal income tax purposes (the “JV Tax Partnership”); (ii) notwithstanding the termination of the JV Agreement under this Termination Agreement, the JV Tax Partnership shall not be terminated but shall continue for U.S. federal income tax purposes; and (iii) the Partnership is the continuation for U.S. federal income tax purposes of the JV Tax Partnership. The Parties intend to take appropriate steps, if and to the extent required under applicable law, to update the Internal Revenue Service (“IRS”) of the change in name and legal status of the JV Tax Partnership from its name and legal form under the JV Agreement to its name and legal form under the governing documents of the Partnership. Such steps may include notifying the IRS of the name change to Solasglas Investments, LP in the Partnership’s annual U.S. tax filing or earlier.
3.Formation of Partnership, Transfer of Assets. In connection with the LPA, the Parties agree and acknowledge (i) that Greenlight Re and GRIL shall become limited partners in the Partnership as of September 1, 2018, (ii) a participation agreement shall be entered into to participate the profits and losses associated with substantially all of the assets that are currently the subject of the JV Agreement to the Partnership as of September 1, 2018, (iii) one or more assignment or transfer agreements shall be executed to transfer substantially all of the assets that are currently the subject of the JV Agreement to the Partnership by December 31, 2018 and (iv) that any new investments to be made by DME Advisors, LP, the investment manager to the Partnership shall be made through the Partnership, and not through the JV Agreement, commencing as of September 1, 2018.
4.    Miscellaneous. This Termination Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without giving effect to the choice of laws provisions thereof. In addition, Section 8.3 (Notice), Section 8.4 (Assignment Binding Upon Successors and Assigns), Section 8.6 (Not for the Benefit of Third Parties) and Section 8.8 (Miscellaneous of the LPA) are incorporated herein.
5.    Entire Agreement.    This Termination Agreement sets forth the entire agreement and understanding of the Parties hereto relating to the subject matter hereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered hereby.
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IN WITNESS WHEREOF, the Parties hereto have executed this Termination Agreement as of the date set forth above.

GREENLIGHT REINSURANCE, LTD.
By: /s/ Tim Courtis      By: /s/ Laura Accurso
Name: Tim Courtis Name: Laura Accurso
Title: Chief Financial Officer Title: General Counsel and Secretary

GREENLIGHT REINSURANCE IRELAND,
DESIGNATED ACTIVITY COMPANY
By: /s/ Patrick O'Brien     By: /s/ Tim Courtis
Name: Patrick O'Brien Name: Tim Courtis
Title: Chief Executive Officer Title: Director

GREENLIGHT CAPITAL RE, LTD.
By: /s/ Tim Courtis      By: /s/ Laura Accurso
Name: Tim Courtis Name: Laura Accurso
Title: Chief Financial Officer Title: General Counsel and Secretary

DME ADVISORS, LLC
By: /s/ Harry Brandler
Name: Harry Brandler
Title: Chief Financial Officer

DME ADVISORS, LP
By: /s/ Harry Brandler
Name: Harry Brandler
Title: Chief Financial Officer